PRUDENTIAL DEFINED INCOME (“PDI”) VARIABLE ANNUITY
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated November 15, 2020
To
Prospectus dated April 27, 2020

This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with the prospectus for the PDI Variable Annuity. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.
We are issuing this Supplement to provide the Income Growth Rate and Income Percentages that we are currently offering. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective PDI Prospectus. We also modify your Annuity Prospectus as it relates to the filing of Rate Sheet Prospectus Supplements as follows: “The Income Growth Rate and Income Percentages that are used to determine the Guaranteed Income Amount are disclosed in a prospectus supplement that is filed periodically.”
This Supplement discloses the current rates and percentages that are effective beginning on the date of this Supplement disclosed above. Once a rate sheet supplement is effective, it will remain in effect until it is superseded at any time when we issue a new rate sheet supplement. This Supplement has no specified end date. If Prudential changes one or more rates or percentages, it will issue a new rate sheet supplement that will supersede this Supplement. The new rate sheet supplement will be filed a minimum of 5 days prior to its effective date.
To confirm the most current rates and percentages, rate sheet supplements for all applicable products are available by contacting the Prudential Annuity Service Center at 1-888-PRU-2888 or on-line at www.prudential.com/personal/annuities/annuity-prospectuses. The most current rate sheet supplements are also filed with the Securities and Exchange Commission and can be found at www.sec.gov.
The rates below apply for applications signed on or after November 15, 2020 until a new rate sheet supplement is issued with new rates and percentages.
Income Growth Rate:
4.00% Annual Effective
Compounded Daily
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	2.30%	1.80%	59	3.65%	3.15%	73	5.05%	4.55%
46	2.30%	1.80%	60	3.90%	3.40%	74	5.10%	4.60%
47	2.30%	1.80%	61	4.00%	3.50%	75	5.15%	4.65%
48	2.30%	1.80%	62	4.05%	3.55%	76	5.20%	4.70%
49	2.40%	1.90%	63	4.25%	3.75%	77	5.25%	4.75%
50	2.50%	2.00%	64	4.40%	3.90%	78	5.35%	4.85%
51	2.60%	2.10%	65	4.60%	4.10%	79	5.40%	4.90%
52	2.65%	2.15%	66	4.65%	4.15%	80	5.40%	4.90%
53	2.80%	2.30%	67	4.70%	4.20%	81	5.50%	5.00%
54	2.90%	2.40%	68	4.70%	4.20%	82	5.60%	5.10%
55	3.05%	2.55%	69	4.75%	4.25%	83	5.70%	5.20%
56	3.20%	2.70%	70	4.80%	4.30%	84	5.80%	5.30%
57	3.30%	2.80%	71	4.90%	4.40%	85+	5.90%	5.40%
58	3.50%	3.00%	72	4.95%	4.45%

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Please note that the funding requirements below are superseded by the closure of the Annuity to new sales so that new Annuities must be funded by December 31, 2020. See the Prospectus as supplemented for more information.

FOR ALL CONTRACTS EXCEPT REPLACEMENT CONTRACTS ISSUED IN NEW YORK: In order for you to receive the Income Growth Rate and Income Percentages reflected above, your application must be signed on or after the date set forth above and before new rates and percentages are established through a new supplement. From the date you sign your application, we must also receive your application in Good Order within 15 calendar days, and the annuity must be funded within 60 calendar days. If these conditions are not met, and you decide to proceed with the purchase of the annuity, additional paperwork will be required to issue the contract with the applicable rates in effect at that time. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.
Subject to the rules stated above, it is important to note that if either (1) the Income Growth Rate; and/or (2) the Income Percentages (collectively the “Set of Rates”) that we are currently offering on the Issue Date is higher than the Set of Rates we were offering on the date you signed your application and neither the Income Growth Rate nor any Income Percentages have decreased, you will receive that higher Set of Rates. If any rates have decreased when we compare the Set of Rates that we were offering on the day you signed your application to the Set of rates that we are offering on Issue Date, your contract will be issued with the Set of Rates that were in effect on the day you signed your application.
FOR REPLACEMENT CONTRACTS ISSUED IN NEW YORK ONLY: If you are applying for this contract as a replacement for an existing life insurance policy or annuity contract, in order for you to receive the Income Growth Rate; and/or the Income Percentages (collectively the “Set of Rates”) reflected in this Supplement: (1) your Authorization to Disclose form must be signed within the time period disclosed above; (2) we must also receive the Authorization to Disclose form within 15 calendar days of the date you sign it; and (3) the replacement process must be complete, you must submit your application and have your contract funded within 85 calendar days from the date you sign the Authorization to Disclose form. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.
Subject to the rules stated above, it is important to note that if either (1) the Income Growth Rate; and/or (2) the Income Percentage that we are currently offering on either the date you sign your application or the effective date of the benefit is higher than the Set of Rates we were offering on the date you signed the Authorization to Disclose form and neither the Income Growth Rate nor any Income Percentages have decreased, you will receive the highest Set of Rates. If any rates have decreased when we compare the Set of Rates that we were offering on the date you signed the Authorization to Disclose form to the Sets of Rates we are offering on the date you sign your application and the Set of Rates we are offering on effective date of the benefit, your contract will be issued with the Set of Rates that were in effect on the day you signed the Authorization to Disclose form.

NON-GUARANTEED ELEMENTS
The Defined Income Benefit Charge is assessed daily as a percentage of the Sub-account and may be increased one or more times on or after the 7th anniversary of the Issue Date up to the maximum annual rate shown below. We will notify you in advance of any change to the charge and you will be given an opportunity to “opt out” of any charge increase subject to certain conditions.

	Maximum	Current
Defined Income Benefit Charge	1.5%	0.80%

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